Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Endurance Specialty Holdings Ltd.

Wellesley House, 90 Pitts Bay Rd.

Pembroke HM 08, Bermuda

Investor Relations

Phone: (441) 278-0988

Fax: (441) 278-0493

email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2011.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2011, 2010 and 2009 which was derived from the Company's audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM—Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

	QUARTER ENDED		Previous
	MARCH 31,		Quarter
	2012	2011	Change
HIGHLIGHTS
Net income (loss)	$82,542	$(87,417)	194.4%
Net income (loss) available (attributable) to common and participating common shareholders	74,354	(91,292)	181.4%
Net income (loss) allocated to common shareholders	73,059	(91,567)	179.8%
Operating income (loss) [a]	61,534	(96,643)	163.7%
Operating income (loss) available (attributable) to common and participating common shareholders [a]	53,346	(100,518)	153.1%
Operating income (loss) allocated to common shareholders [a]	52,417	(100,793)	152.0%
Operating cash flow	24,905	181,282	(86.3)%
Net investment income	57,075	52,501	8.7%
Gross premiums written	1,061,649	1,000,358	6.1%
Net premiums written	843,056	798,872	5.5%
Net premiums earned	411,635	382,833	7.5%
Total assets	8,968,828	8,416,181	6.6%
Total shareholders’ equity	2,684,538	2,408,264	11.5%
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) (as reported)	$1.72	$(2.25)	176.4%
Operating income (loss) (as reported) [a]	$1.24	$(2.47)	150.2%
Diluted earnings (losses) per common share
Net income (loss) (as reported)	$1.72	$(2.25)	176.4%
Operating income (loss) (as reported) [a]	$1.23	$(2.47)	149.8%
As Reported
Weighted average common shares outstanding	42,436	40,750	4.1%
Weighted average common shares outstanding and dilutive potential common shares [e]	42,489	40,750	4.3%
Common dividends paid per share	$0.31	$0.30	3.3%
Book Value Per Common Share
Book value [b]	$52.97	$55.91	(5.3)%
Diluted book value (treasury stock method) [b]	$51.90	$51.52	0.7%

FINANCIAL RATIOS
Return on average common equity (ROAE), net income (loss) [c]	3.4%	(3.8)%	7.2
ROAE, operating income (loss) [a] [c]	2.4%	(4.1)%	6.5
Return on beg. common equity (ROBE), net income (loss) [d]	3.4%	(3.4)%	6.8
ROBE, operating income (loss) [a] [d]	2.4%	(3.8)%	6.2
Annualized ROAE, net income (loss) [c]	13.4%	(15.0)%	28.4
Annualized ROAE, operating income (loss) [a] [c]	9.6%	(16.6)%	26.2
Annualized ROBE, net income (loss) [d]	13.6%	(13.8)%	27.4
Annualized ROBE, operating income (loss) [a] [d]	9.8%	(15.2)%	25.0
Annualized investment yield	3.8%	3.5%	0.3

GAAP
Loss ratio	63.9%	105.0%	(41.1)
Acquisition expense ratio	16.6%	17.1%	(0.5)
General and administrative expense ratio	16.0%	17.2%	(1.2)

Combined ratio	96.5%	139.3%	(42.8)

[a]	Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 25 for a reconciliation to net income (loss).
[b]	For detailed calculations, please refer to page 27.
[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares (March 31, 2011 liquidation value $200 million).
[d]	Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares (March 31, 2011 liquidation value $200 million).
[e]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS)—QUARTERLY

	QUARTERS ENDED
	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	MAR. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$1,061,649	$262,966	$700,866	$502,924	$1,000,358	$818,869
Premiums ceded	(218,593)	(75,102)	(149,539)	(61,166)	(201,486)	(115,927)

Net premiums written	$843,056	$187,864	$551,327	$441,758	$798,872	$702,942
Change in unearned premiums	(431,421)	312,625	10,166	44,820	(416,039)	(337,753)

Net premiums earned	$411,635	$500,489	$561,493	$486,578	$382,833	$365,189
Other underwriting (loss) income	(335)	(1,425)	(2,141)	1,088	(1,069)	295

Total underwriting revenues	$411,300	$499,064	$559,352	$487,666	$381,764	$365,484

UNDERWRITING EXPENSES
Net losses and loss expenses	$262,767	$412,152	$456,691	$361,970	$401,853	$232,597
Acquisition expenses	68,489	77,157	72,249	67,887	65,618	63,944
General and administrative expenses	66,041	73,731	58,574	65,886	65,961	58,965

Total underwriting expenses	$397,297	$563,040	$587,514	$495,743	$533,432	$355,506

Underwriting income (loss)	$14,003	$(63,976)	$(28,162)	$(8,077)	$(151,668)	$9,978

OTHER OPERATING REVENUE
Net investment income	$57,075	$40,594	$14,100	$39,842	$52,501	$56,479
Interest expense	(9,047)	(9,088)	(9,055)	(9,057)	(9,054)	(7,608)
Amortization of intangibles	(2,777)	(2,413)	(2,976)	(3,026)	(2,798)	(2,588)

Total other operating revenue	$45,251	$29,093	$2,069	$27,759	$40,649	$46,283

INCOME (LOSS) BEFORE OTHER ITEMS	$59,254	$(34,883)	$(26,093)	$19,682	$(111,019)	$56,261
OTHER
Net foreign exchange gains (losses)	$18,137	$(233)	$4,085	$(3,348)	$6,918	$(5,971)
Net realized and unrealized investment gains	5,203	5,331	1,033	21,532	3,775	3,544

Total other-than-temporary impairment losses	—	(751)	(168)	(484)	(1,256)	(769)
Portion of loss recognised in other comprehensive income	(219)	50	(72)	(448)	(391)	(92)

Net impairment losses recognised in earnings (losses)	(219)	(701)	(240)	(932)	(1,647)	(861)

Income tax benefit	167	3,110	1,197	4,143	14,556	2,816

NET INCOME (LOSS)	$82,542	$(27,376)	$(20,018)	$41,077	$(87,417)	$55,789
Preferred dividends	(8,188)	(8,187)	(8,188)	(3,875)	(3,875)	(3,875)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$74,354	$(35,563)	$(28,206)	$37,202	$(91,292)	$51,914

KEY RATIOS/PER SHARE DATA
Loss ratio	63.9%	82.4%	81.3%	74.4%	105.0%	63.7%
Acquisition expense ratio	16.6%	15.4%	12.9%	14.0%	17.1%	17.5%
General and administrative expense ratio	16.0%	14.7%	10.4%	13.5%	17.2%	16.1%

Combined ratio	96.5%	112.5%	104.6%	101.9%	139.3%	97.3%

Basic earnings (losses) per common share	$1.72	$(0.88)	$(0.71)	$0.92	$(2.25)	$0.95
Diluted earnings (losses) per common share	$1.72	$(0.88)	$(0.71)	$0.87	$(2.25)	$0.91

ROAE, net income (loss) [a]	3.4%	(1.6)%	(1.3)%	1.7%	(3.8)%	2.0%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million (Mar. 31, 2011 and 2010—$200 million).

2

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF (LOSS) INCOME—PRIOR YEARS

	YEAR ENDED
	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$2,467,114	$2,053,236
Premiums ceded	(487,293)	(289,492)

Net premiums written	$1,979,821	$1,763,744
Change in unearned premiums	(48,428)	(22,631)

Net premiums earned	$1,931,393	$1,741,113
Other underwriting (loss) income	(3,547)	(1,636)

Total underwriting revenues	$1,927,846	$1,739,477

UNDERWRITING EXPENSES
Net losses and loss expenses	$1,632,666	$1,038,100
Acquisition expenses	282,911	264,228
General and administrative expenses	264,152	241,920

Total underwriting expenses	$2,179,729	$1,544,248

Underwriting (loss) income	$(251,883)	$195,229

OTHER OPERATING REVENUE
Net investment income	$147,037	$200,358
Interest expense	(36,254)	(34,762)
Amortization of intangibles	(11,213)	(10,460)

Total other operating revenue	$99,570	$155,136

(LOSS) INCOME BEFORE OTHER ITEMS	$(152,313)	$350,365
OTHER
Net foreign exchange gains	$7,422	$2,989
Net realized and unrealized investment gains	31,671	22,488

Total other-than-temporary impairment losses	(2,659)	(2,695)
Portion of loss recognised in other comprehensive income	(861)	(1,249)

Net impairment losses recognised in (losses) earnings [a]	(3,520)	(3,944)

Income tax benefit (expense)	23,006	(7,160)

NET (LOSS) INCOME	$(93,734)	$364,738
Preferred dividends	(24,125)	(15,500)

NET (LOSS) INCOME (ATTRIBUTABLE) AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$(117,859)	$349,238

KEY RATIOS/PER SHARE DATA
Loss ratio	84.6%	59.6%
Acquisition expense ratio	14.6%	15.2%
General and administrative expense ratio	13.7%	13.9%

Combined ratio	112.9%	88.7%

Basic (losses) earnings per common share	$(2.95)	$6.73
Diluted (losses) earnings per common share	$(2.95)	$6.38

ROAE, net (loss) income [b]	(4.9)%	13.3%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.
[b]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $200 million as of December 31, 2010 and 2009, liquidation value of $430 million as of December 31, 2011).

3

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010
ASSETS
Cash and cash equivalents	$679,634	$890,914	$623,944	$750,844	$568,770	$609,852
Fixed maturity investments available for sale, at fair value	5,131,035	4,831,966	4,998,142	4,961,948	5,014,226	5,116,702
Short term investments available for sale, at fair value	54,919	67,802	323,119	303,895	48,186	70,444
Equity securities available for sale, at fair value	67,238	59,767	49,323	32,322	25,333	13,565
Other investments	432,428	432,658	386,785	395,078	401,450	376,652
Premiums receivable, net	1,284,026	636,727	1,192,455	1,154,480	1,049,129	827,609
Deferred acquisition costs	191,690	166,049	203,455	182,870	178,486	154,484
Securities lending collateral	—	—	—	84,652	72,657	59,886
Prepaid reinsurance premiums	280,094	149,670	204,961	198,708	248,275	107,977
Losses recoverable	497,522	666,928	479,132	369,081	340,908	319,349
Accrued investment income	25,669	29,708	30,851	31,189	29,164	32,934
Goodwill and intangible assets	179,051	181,828	183,857	186,835	189,501	181,954
Deferred tax assets	34,802	33,355	40,253	38,144	49,370	33,684
Receivable on pending investment sales	33,969	77,821	37,947	3,685	128,867	602
Other assets	76,751	67,422	80,013	66,309	71,859	73,711

TOTAL ASSETS	$8,968,828	$8,292,615	$8,834,237	$8,760,040	$8,416,181	$7,979,405

LIABILITIES
Reserve for losses and loss expenses	$3,760,829	$3,824,224	$3,910,537	$3,748,124	$3,566,198	$3,319,927
Reserve for unearned premiums	1,494,324	932,108	1,299,864	1,304,146	1,398,610	842,154
Deposit liabilities	26,950	26,887	28,860	30,300	32,768	32,505
Reinsurance balances payable	293,726	189,488	244,769	209,548	143,305	228,860
Securities lending payable	—	—	—	84,652	72,657	59,886
Debt	527,180	528,118	528,664	528,540	528,569	528,411
Payable on pending investment purchases	65,385	55,243	56,496	80,532	164,744	—
Other liabilities	115,896	125,382	129,097	103,922	101,066	119,509

TOTAL LIABILITIES	$6,284,290	$5,681,450	$6,198,287	$6,089,764	$6,007,917	$5,131,252

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	—	—
Common shares	43,387	43,087	40,517	40,509	40,325	47,218
Additional paid-in capital	528,677	526,910	512,323	509,165	289,920	613,915
Accumulated other comprehensive income	140,795	130,392	123,846	120,982	112,648	118,413
Retained earnings	1,954,479	1,893,576	1,942,064	1,982,420	1,957,371	2,060,607

TOTAL SHAREHOLDERS’ EQUITY	$2,684,538	$2,611,165	$2,635,950	$2,670,276	$2,408,264	$2,848,153

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,968,828	$8,292,615	$8,834,237	$8,760,040	$8,416,181	$7,979,405

Book value per common share	$52.97	$51.48	$55.47	$56.35	$55.91	$57.25
Diluted book value per common share (treasury stock method)	$51.90	$50.56	$51.63	$52.20	$51.52	$52.74

RATIOS
Debt-to-capital	16.4%	16.8%	16.7%	16.5%	18.0%	15.6%

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ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril

(in millions of dollars)

Largest 1 in 100 year PML as of January 1, 2012 is equal to 21.4% of Shareholders' Equity as of March 31, 2012

		Estimated Occurrence Net Loss as of January 1, 2012					Jan. 1, 2011	Jan. 1, 2010
		10 Year	25 Year	50 Year	100 Year	250 Year	100 Year	100 Year
		Return	Return	Return	Return	Return	Return	Return
Zone	Peril	Period	Period	Period	Period	Period	Period	Period
United States	Hurricane*	$288	$401	$484	$574	$703	$567	$592
Europe	Windstorm	118	213	294	384	508	463	486
California	Earthquake	46	227	337	409	539	456	430
Japan	Windstorm	51	160	234	317	365	363	348
Northwest U.S.	Earthquake	1	10	64	206	369	238	235
Japan	Earthquake	32	110	147	189	279	143	142
United States	Tornado/Hail	52	78	100	123	157	84	88
Australia	Earthquake	—	3	23	73	164	71	65
New Zealand	Earthquake	—	2	11	29	58	44	32
Australia	Windstorm	1	8	23	48	90	36	39
New Madrid	Earthquake	—	—	1	12	102	12	11

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and aerospace and marine lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011.

*	United States Windstorm estimated net losses as of January 1, 2012 are based on RMS version 11.0

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ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE QUARTER ENDED MARCH 31, 2012

Net Premiums Written = $843.1 million

[a]	Other specialty includes the agriculture line in the Insurance segment and aerospace and marine and surety and other specialty lines in the Reinsurance segment.

6

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2012			MAR. 31, 2011
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$635,347	$426,302	$1,061,649	$625,831	$374,527	$1,000,358

Net premiums written	$427,781	$415,275	$843,056	$432,296	$366,576	$798,872

Net premiums earned	$161,630	$250,005	$411,635	$162,492	$220,341	$382,833
Other underwriting loss	—	(335)	(335)	—	(1,069)	(1,069)

Total underwriting revenues	$161,630	$249,670	$411,300	$162,492	$219,272	$381,764

UNDERWRITING EXPENSES
Net losses and loss expenses	$113,702	$149,065	$262,767	$98,836	$303,017	$401,853
Acquisition expenses	16,214	52,275	68,489	16,308	49,310	65,618
General and administrative expenses	34,435	31,606	66,041	36,806	29,155	65,961

Total expenses	$164,351	$232,946	$397,297	$151,950	$381,482	$533,432

UNDERWRITING (LOSS) INCOME	$(2,721)	$16,724	$14,003	$10,542	$(162,210)	$(151,668)

GAAP RATIOS
Loss ratio	70.4%	59.7%	63.9%	60.8%	137.5%	105.0%
Acquisition expense ratio	10.0%	20.9%	16.6%	10.0%	22.4%	17.1%
General and administrative expense ratio	21.3%	12.6%	16.0%	22.7%	13.2%	17.2%

Combined ratio AS REPORTED	101.7%	93.2%	96.5%	93.5%	173.1%	139.3%

Effect of favorable prior accident year reserve development	4.9%	3.6%	4.1%	21.3%	6.4%	12.7%

Combined ratio net of prior accident year reserve development	106.6%	96.8%	100.6%	114.8%	179.5%	152.0%

7

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	MAR. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$635,347	$167,766	$450,451	$225,750	$625,831	$464,341

Net premiums written	$427,781	$96,478	$303,210	$173,506	$432,296	$348,941

Net premiums earned	$161,630	$251,101	$318,602	$249,397	$162,492	$145,676
Other underwriting loss	—	(493)	(2,875)	—	—	(2)

Total underwriting revenues	$161,630	$250,608	$315,727	$249,397	$162,492	$145,674

UNDERWRITING EXPENSES
Net losses and loss expenses	$113,702	$214,681	$260,206	$191,396	$98,836	$86,084
Acquisition expenses	16,214	20,388	18,738	15,861	16,308	17,426
General and administrative expenses	34,435	43,754	29,328	36,227	36,806	30,121

Total expenses	$164,351	$278,823	$308,272	$243,484	$151,950	$133,631

UNDERWRITING (LOSS) INCOME	$(2,721)	$(28,215)	$7,455	$5,913	$10,542	$12,043

GAAP RATIOS
Loss ratio	70.4%	85.5%	81.7%	76.7%	60.8%	59.0%
Acquisition expense ratio	10.0%	8.1%	5.9%	6.4%	10.0%	12.0%
General and administrative expense ratio	21.3%	17.4%	9.2%	14.5%	22.7%	20.7%

Combined ratio AS REPORTED	101.7%	111.0%	96.8%	97.6%	93.5%	91.7%

Effect of favorable prior accident year reserve development	4.9%	0.2%	3.9%	9.3%	21.3%	12.1%

Combined ratio net of prior accident year reserve development	106.6%	111.2%	100.7%	106.9%	114.8%	103.8%

8

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	MAR. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$426,302	$95,200	$250,415	$277,174	$374,527	$354,528

Net premiums written	$415,275	$91,386	$248,117	$268,252	$366,576	$354,001

Net premiums earned	$250,005	$249,388	$242,891	$237,181	$220,341	$219,513
Other underwriting (loss) income	(335)	(932)	734	1,088	(1,069)	297

Total underwriting revenues	$249,670	$248,456	$243,625	$238,269	$219,272	$219,810

UNDERWRITING EXPENSES
Net losses and loss expenses	$149,065	$197,471	$196,485	$170,574	$303,017	$146,513
Acquisition expenses	52,275	56,769	53,511	52,026	49,310	46,518
General and administrative expenses	31,606	29,977	29,246	29,659	29,155	28,844

Total expenses	$232,946	$284,217	$279,242	$252,259	$381,482	$221,875

UNDERWRITING INCOME (LOSS)	$16,724	$(35,761)	$(35,617)	$(13,990)	$(162,210)	$(2,065)

GAAP RATIOS
Loss ratio	59.7%	79.2%	81.0%	71.9%	137.5%	66.8%
Acquisition expense ratio	20.9%	22.8%	22.0%	22.0%	22.4%	21.2%
General and administrative expense ratio	12.6%	12.0%	12.0%	12.5%	13.2%	13.1%

Combined ratio AS REPORTED	93.2%	114.0%	115.0%	106.4%	173.1%	101.1%

Effect of favorable prior accident year reserve development	3.6%	16.6%	13.2%	9.1%	6.4%	9.5%

Combined ratio net of prior accident year reserve development	96.8%	130.6%	128.2%	115.5%	179.5%	110.6%

9

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	MAR. 31, 2010
INSURANCE SEGMENT
Agriculture	$533,667	$46,260	$289,656	$57,125	$508,705	$350,199
Professional lines	36,345	45,110	39,559	49,181	35,469	33,508
Casualty	37,827	46,370	57,520	63,178	38,882	34,228
Property	9,844	18,669	30,049	35,904	24,690	26,523
Healthcare liability	16,653	10,276	33,652	20,454	18,137	20,316
Surety and other specialty	1,011	1,081	15	(92)	(52)	(433)

TOTAL INSURANCE	$635,347	$167,766	$450,451	$225,750	$625,831	$464,341

REINSURANCE SEGMENT
Catastrophe	$143,182	$15,250	$46,275	$146,249	$138,247	$122,669
Casualty	121,674	59,231	56,293	45,619	116,352	107,974
Property	106,746	15,087	129,203	52,185	70,087	64,522
Aerospace and Marine	25,629	1,119	5,891	26,743	20,838	18,066
Surety and other specialty	29,071	4,513	12,753	6,378	29,003	41,297

TOTAL REINSURANCE	$426,302	$95,200	$250,415	$277,174	$374,527	$354,528

REPORTED TOTALS	$1,061,649	$262,966	$700,866	$502,924	$1,000,358	$818,869

10

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	MAR. 31, 2010
INSURANCE SEGMENT
Agriculture	$354,920	$9,121	$185,017	$46,049	$346,472	$268,107
Professional lines	30,205	38,402	30,812	37,624	31,124	27,602
Casualty	26,463	30,139	37,664	43,811	25,759	21,038
Property	833	8,668	17,681	25,996	12,585	14,088
Healthcare liability	14,348	9,067	32,021	20,115	16,406	18,523
Surety and other specialty	1,012	1,081	15	(89)	(50)	(417)

TOTAL INSURANCE	$427,781	$96,478	$303,210	$173,506	$432,296	$348,941

REINSURANCE SEGMENT
Catastrophe	$133,718	$14,753	$43,868	$139,337	$131,123	$122,759
Casualty	120,437	59,234	56,292	45,617	115,554	107,263
Property	106,746	15,087	129,203	52,185	70,087	64,522
Aerospace and Marine	25,593	768	6,002	24,726	20,839	18,031
Surety and other specialty	28,781	1,544	12,752	6,387	28,973	41,426

TOTAL REINSURANCE	$415,275	$91,386	$248,117	$268,252	$366,576	$354,001

REPORTED TOTALS	$843,056	$187,864	$551,327	$441,758	$798,872	$702,942

11

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	MAR. 31, 2010
INSURANCE SEGMENT
Agriculture	$59,969	$146,068	$215,830	$142,952	$59,808	$46,612
Professional lines	33,884	37,580	34,343	37,788	36,175	39,606
Casualty	33,974	30,765	32,343	28,735	29,742	24,658
Property	14,543	16,735	16,636	19,566	16,593	15,793
Healthcare liability	18,799	19,168	19,435	20,445	20,224	19,588
Surety and other specialty	461	785	15	(89)	(50)	(581)

TOTAL INSURANCE	$161,630	$251,101	$318,602	$249,397	$162,492	$145,676

REINSURANCE SEGMENT
Catastrophe	$82,337	$82,197	$86,395	$81,747	$76,335	$81,888
Casualty	73,252	73,838	68,882	70,441	64,953	61,516
Property	68,378	67,911	62,519	58,643	52,452	49,432
Aerospace and Marine	14,357	13,052	12,236	13,154	13,587	12,253
Surety and other specialty	11,681	12,390	12,859	13,196	13,014	14,424

TOTAL REINSURANCE	$250,005	$249,388	$242,891	$237,181	$220,341	$219,513

REPORTED TOTALS	$411,635	$500,489	$561,493	$486,578	$382,833	$365,189

12

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

	FOR THE QUARTER
	ENDED MAR. 31, 2012
Average common equity [a]	$2,217,852

Net premiums earned	$411,635
Combined ratio	96.5%
Operating margin	3.5%
Premium leverage	0.19	x

Implied ROAE from underwriting activity	0.7%

Average cash and invested assets at amortized cost	$6,191,489
Investment leverage	2.79	x
Year to date investment income yield, pretax	0.9%

Implied ROAE from investment activity	2.5%

Financing Costs [b]	(0.8)%

Implied Pre-tax Operating ROAE, for period [c]	2.4%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b]	Financing costs include interest expense and preferred dividends.
[c]	Implied pre-tax Operating ROAE considers only the main components of the Company's return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

13

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	MAR. 31, 2012		DEC. 31, 2011		SEPT. 30, 2011		JUNE 30, 2011		2011		2010
Average common equity [a]	$2,217,852		$2,193,558		$2,223,113		$2,224,270		$2,451,346		$2,617,718

Net premiums earned	$411,635		$500,489		$561,493		$486,578		$1,931,393		$1,741,113

Premium leverage	0.19	x	0.23	x	0.25	x	0.22	x	0.79	x	0.67	x

Annualized premium leverage	0.76	x	0.92	x	1.00	x	0.88	x	0.79	x	0.67	x

Average cash and invested assets at amortized cost	$6,191,489		$6,214,330		$6,252,158		$6,089,706		$6,130,518		$6,017,647

Investment leverage	2.79	x	2.83	x	2.81	x	2.74	x	2.50	x	2.30	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

14

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF MARCH 31, 2012 AND DECEMBER 31, 2011

	March 31, 2012		December 31, 2011
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$648,218	10.2%	$913,492	14.5%
Short-term investments	54,919	0.9%	67,802	1.1%
U.S. government and government agencies notes	1,404,450	22.2%	1,269,123	20.1%
Government and agency guaranteed corporates	253,509	4.0%	351,825	5.6%
U.S. government agency residential mortgage-backed securities	987,037	15.6%	965,019	15.3%
U.S. government agency commercial mortgage-backed securities	24,023	0.4%	28,807	0.5%
Municipals	50,212	0.8%	53,517	0.8%
Foreign government	116,947	1.8%	74,997	1.2%
Corporate securities	1,269,480	20.0%	1,139,899	18.1%
Non-agency residential mortgage-backed securities	102,561	1.6%	114,662	1.8%
Non-agency commercial mortgage-backed securities	551,877	8.7%	518,483	8.2%
Asset-backed securities	370,939	5.9%	315,634	5.0%
Equity securities	67,238	1.1%	59,767	0.9%
Other investments [b]	432,428	6.8%	432,658	6.9%

Total	$6,333,838	100.0%	$6,305,685	100.0%

Ratings [e]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$1,404,450	24.7%	$1,269,123	23.5%
AAA/Aaa	943,495	16.6%	941,500	17.6%
AA/Aa	1,669,700	29.4%	1,665,593	30.9%
A/A	910,353	16.0%	776,251	14.4%
BBB	138,423	2.4%	130,864	2.4%
Below BBB	117,797	2.1%	114,716	2.1%
Not Rated	1,736	—	1,721	—
Equity securities	67,238	1.2%	59,767	1.1%
Other investments [b]	432,428	7.6%	432,658	8.0%

Total	$5,685,620	100.0%	$5,392,193	100.0%

Performance	March 31, 2012	December 31, 2011
Yield [c]	3.8%	2.4%
Duration in years [d]	2.64	2.39

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Investment Income	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011
Cash and fixed income securities	$33,950	$33,705	$36,622	$38,661	$38,744
Other Investments	23,125	6,889	(22,522)	1,181	13,757

Total net investment income	$57,075	$40,594	$14,100	$39,842	$52,501

Note:	[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.
[b]	Other investments includes investments in alternative and specialty funds.
[c]	Earned yield for the quarter ending 3/31/12 and twelve months ending 12/31/11 excludes realized and unrealized gains and losses on fixed maturity investments.
[d]	Duration excludes other investments and operating cash.
[e]	Excludes cash and equivalents.

15

ENDURANCE SPECIALTY HOLDINGS LTD.

STRUCTURED SECURITIES DETAIL

	March 31, 2012			December 31, 2011
			Percentage of			Percentage of
Structured (RMBS, CMBS, ABS, CDO and CLO) securities ratings	Fair Value	Percentage	Investment Portfolio	Fair Value	Percentage	Investment Portfolio
U.S. Government and agencies	$1,011,060	49.7%	16.0%	$993,826	51.2%	15.8%
AAA/Aaa	676,591	33.2%	10.7%	669,536	34.5%	10.6%
AA/Aa	165,520	8.1%	2.6%	101,792	5.2%	1.6%
A/A	88,574	4.3%	1.4%	83,472	4.3%	1.3%
BBB	35,970	1.8%	0.6%	34,905	1.8%	0.6%
Below BBB	58,491	2.9%	0.9%	58,852	3.0%	0.9%
Not Rated	231	—	—	222	—	—

Total	$2,036,437	100.0%	32.2%	$1,942,605	100.0%	30.8%

			Percentage of			Percentage of
Structured securities sectors (RMBS, CMBS, ABS, CDO and CLO)	Fair Value	Percentage	Investment Portfolio	Fair Value	Percentage	Investment Portfolio
Commercial
Agency	$24,023	1.2%	0.4%	$28,807	1.5%	0.5%
Non Agency	573,004	28.1%	9.0%	537,920	27.7%	8.5%
Residential
Agency	987,037	48.5%	15.7%	965,019	49.7%	15.3%
Non Agency	102,561	5.0%	1.6%	115,304	5.9%	1.8%
Consumer	288,180	14.2%	4.5%	246,649	12.7%	3.9%
Collateralized Loan Obligations (CLO)	61,632	3.0%	1.0%	48,906	2.5%	0.8%

Total	$2,036,437	100.0%	32.2%	$1,942,605	100.0%	30.8%

Spread Duration 3.13 years

16

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS

AS OF MAR. 31, 2012

	March 31, 2012
	Amortized		Unrealized	Credit
ISSUER (1) (2) (4)	Cost	Fair Value	Gain (Loss)	Quality (3)
JPMORGAN CHASE & CO	$36,892	$38,342	$1,008	A
US BANCORP	32,477	33,236	758	A
INTERNATIONAL BUSINESS MACHINES CORP	31,387	31,707	320	A+
METLIFE INC	29,049	29,717	668	A
WAL-MART STORES INC	26,267	27,450	1,073	AA
PHILIP MORRIS INTERNATIONAL INC	25,259	26,028	770	A
CITIGROUP INC	25,362	25,405	9	A-
NOVARTIS AG	23,647	25,103	1,456	AA-
GOLDMAN SACHS GROUP INC/THE	24,753	24,751	(2)	A-
NEW YORK LIFE INSURANCE COMPANY	24,070	24,639	569	AA+
CREDIT SUISSE GROUP AG	22,060	22,805	745	A+
PEPSICO INC/NC	18,242	19,542	1,301	A
VERIZON COMMUNICATIONS INC	17,728	19,115	1,386	A-
HSBC HOLDINGS PLC	17,828	18,957	354	A+
WELLS FARGO & COMPANY	18,062	18,160	98	A+
MORGAN STANLEY	18,288	17,930	(358)	A-
EDISON INTERNATIONAL	16,930	17,881	952	A
BANK OF AMERICA CORP	17,445	17,862	93	A-
BANK OF NOVA SCOTIA	15,544	15,748	204	AA-
NATIONAL GRID PLC	13,911	15,335	1,423	A-
RIO TINTO LIMITED	15,122	14,979	(143)	A-
AT&T INC	14,048	14,742	694	A-
MEDTRONIC INC	13,399	14,237	837	A+
ROYAL DUTCH SHELL PLC	13,312	13,789	477	AA
PFIZER INC	13,344	13,521	177	AA

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.
(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.
(3)	Represents weighted average credit quality of underlying issues.
(4)	Includes preferred equity securities.

17

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED MAR. 31, 2012
	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$3,824,224	$(666,928)	$3,157,296

Incurred related to:
Current year	372,829	(93,161)	279,668
Prior years	(39,496)	22,595	(16,901)

Total Incurred	333,333	(70,566)	262,767

Paid related to:
Current year	(5,096)	—	(5,096)
Prior years	(388,592)	240,044	(148,548)

Total Paid	(393,688)	240,044	(153,644)

Foreign currency translation	(3,040)	(72)	(3,112)

Balance, end of period	$3,760,829	$(497,522)	$3,263,307

18

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIOD ENDED MAR. 31, 2012

			Total
	Insurance	Reinsurance	Company
Incurred related to prior years
Quarter ended March 31, 2012	$(7,847)	$(9,054)	$(16,901)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2011

			Total
	Insurance	Reinsurance	Company
Incurred related to prior years
Quarter ended March 31, 2011	$(34,612)	$(14,093)	$(48,705)
Quarter ended June 30, 2011	(23,190)	(21,591)	(44,781)
Quarter ended September 30, 2011	(12,411)	(32,002)	(44,413)
Quarter ended December 31, 2011	(566)	(41,513)	(42,079)

Year ended December 31, 2011	$(70,779)	$(109,199)	$(179,978)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2010

			Total
	Insurance	Reinsurance	Company
Incurred related to prior years
Quarter ended March 31, 2010	$(17,679)	$(20,915)	$(38,594)
Quarter ended June 30, 2010	(8,099)	(21,379)	(29,478)
Quarter ended September 30, 2010	(9,568)	(25,566)	(35,134)
Quarter ended December 31, 2010	(11,525)	(12,071)	(23,596)

Year ended December 31, 2010	$(46,871)	$(79,931)	$(126,802)

19

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2011
INSURANCE SEGMENT
Short tail[a]	$(4,447)	$(132)	$(4,182)	$(5,150)	$(9,274)	$(18,738)
Long tail[b]	(331)	(916)	(8,501)	(5,490)	(2,560)	(17,467)
Other[c]	(3,069)	482	272	(12,550)	(22,778)	(34,574)

TOTAL INSURANCE	(7,847)	(566)	(12,411)	(23,190)	(34,612)	(70,779)

REINSURANCE SEGMENT
Short tail[a]	(6,150)	(37,014)	(19,342)	(19,245)	(14,163)	(89,764)
Long tail[b]	(4,982)	(4,917)	(11,234)	335	275	(15,541)
Other[c]	2,078	418	(1,426)	(2,681)	(205)	(3,894)

TOTAL REINSURANCE	(9,054)	(41,513)	(32,002)	(21,591)	(14,093)	(109,199)

REPORTED TOTALS	$(16,901)	$(42,079)	$(44,413)	$(44,781)	$(48,705)	$(179,978)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company's short tail line of business in the Insurance segment includes its property line of business. The Company's short tail lines in its Reinsurance segment include property, catastrophe, aerospace and marine and surety.
[b]	Long tail business is that for which development emerges over many years. The Company's long tail lines of business in the Insurance segment includes casualty, healthcare liability, surety and other and professional lines. The Company's long tail line of business in the Reinsurance segment includes its casualty line of business and some units included in its surety and other specialty line of business.
[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company's other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment is the agriculture unit included in its surety and other specialty line of business.

20

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

									Reported
	Insurance				Reinsurance				Totals
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total
AT MAR. 31, 2012
Case reserves	$29,993	$408,703	$52,447	$491,143	$531,683	$292,812	$3,081	$827,576	$1,318,719
Total reserves	$56,263	$1,641,930	$172,143	$1,870,336	$888,327	$994,880	$7,286	$1,890,493	$3,760,829

Case reserves / Total reserves	53.3%	24.9%	30.5%	26.3%	59.9%	29.4%	42.3%	43.8%	35.1%

IBNR / Total reserves	46.7%	75.1%	69.5%	73.7%	40.1%	70.6%	57.7%	56.2%	64.9%

AT DEC. 31, 2011
Case reserves	$31,408	$404,377	$203,844	$639,629	$497,218	$284,619	$403	$782,240	$1,421,869
Total reserves	$57,721	$1,624,221	$255,601	$1,937,543	$902,492	$979,407	$4,782	$1,886,681	$3,824,224

Case reserves / Total reserves	54.4%	24.9%	79.8%	33.0%	55.1%	29.1%	8.4%	41.5%	37.2%

IBNR / Total reserves	45.6%	75.1%	20.2%	67.0%	44.9%	70.9%	91.6%	58.5%	62.8%

AT SEPT. 30, 2011
Case reserves	$28,669	$387,942	$370,589	$787,200	$488,768	$268,058	$573	$757,399	$1,544,599
Total reserves	$53,598	$1,582,357	$396,681	$2,032,636	$912,592	$957,963	$7,346	$1,877,901	$3,910,537

Case reserves / Total reserves	53.5%	24.5%	93.4%	38.7%	53.6%	28.0%	7.8%	40.3%	39.5%

IBNR / Total reserves	46.5%	75.5%	6.6%	61.3%	46.4%	72.0%	92.2%	59.7%	60.5%

AT JUNE 30, 2011
Case reserves	$19,410	$375,869	$247,145	$642,424	$431,972	$268,802	$1,187	$701,961	$1,344,385
Total reserves	$48,268	$1,568,198	$276,347	$1,892,813	$893,835	$950,506	$10,970	$1,855,311	$3,748,124

Case reserves / Total reserves	40.2%	24.0%	89.4%	33.9%	48.3%	28.3%	10.8%	37.8%	35.9%

IBNR / Total reserves	59.8%	76.0%	10.6%	66.1%	51.7%	71.7%	89.2%	62.2%	64.1%

AT MAR. 31, 2011
Case reserves	$18,089	$378,010	$73,374	$469,473	$322,587	$255,397	$455	$578,439	$1,047,912
Total reserves	$45,739	$1,539,977	$187,017	$1,772,733	$861,084	$919,839	$12,542	$1,793,465	$3,566,198

Case reserves / Total reserves	39.5%	24.5%	39.2%	26.5%	37.5%	27.8%	3.6%	32.3%	29.4%

IBNR / Total reserves	60.5%	75.5%	60.8%	73.5%	62.5%	72.2%	96.4%	67.7%	70.6%

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ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	QUARTER ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	MAR. 31, 2012	2011	2010	MAR. 31, 2012
Income (Loss) and Return on Equity:
Net income (loss) available (attributable) to common and participating common shareholders	$74,354	$(117,859)	$349,238	$2,415,735
Operating income (loss) available (attributable) to common and participating common shareholders	53,346	(152,303)	330,035	2,400,466
Average Shareholders’ equity [a]	2,217,852	2,414,659	2,617,718	1,978,182

Net income (loss) return on average equity	3.4%	(4.9)%	13.3%	11.9	% [c]
Operating return on average equity	2.4%	(6.3)%	12.6%	11.8	% [c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$51.90	$50.56	$52.74	$51.90
Dividends paid per share	0.31	1.20	1.00	8.64

Change in diluted book value per common share	2.7%	(4.1)%	18.2%	16.4	% [c]

Total return to common shareholders [b]	3.3%	(1.9)%	20.5%	20.7	% [c]

[a]	Excludes the $430 million (2010—$200 million) liquidation value of the preferred shares.
[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c]	Represents average non-compounded annual returns since December 31, 2001.

22

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION—TWO CLASS METHOD

		QUARTERS ENDED
		MAR. 31,
		2012	2011
DILUTIVE SHARES OUTSTANDING:	Average market price per share	$38.69	$47.17
AS REPORTED	Basic weighted average common shares outstanding [a]	42,436	40,750
	Add: weighted avg. unvested restricted share units	10	16
	Weighted average exercise price per share	—	—
	Proceeds from unrecognized restricted share unit expense	$22	$186
	Less: restricted share units bought back via treasury method	—	(16)
	Add: weighted avg. dilutive warrants outstanding	—	2,955
	Weighted average exercise price per share	—	$12.57
	Less: warrants bought back via treasury method	—	(2,955)
	Add: weighted avg. dilutive options outstanding	109	1,211
	Weighted average exercise price per share	$23.50	$16.01
	Proceeds from unrecognized option expense	—	—
	Less: options bought back via treasury method	(66)	(1,211)

	Weighted average dilutive shares outstanding [b]	42,489	40,750

Notes: [a]	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

23

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS (LOSSES) PER SHARE INFORMATION—TWO CLASS METHOD

	QUARTERS ENDED MAR. 31,
	2012	2011
Net income (loss)	$82,542	$(87,417)
Less preferred dividends	(8,188)	(3,875)

Net income (loss) available (attributable) to common and participating common shareholders	$74,354	$(91,292)
Less amount allocated to participating common shareholders [a]	(1,295)	(275)

Net income (loss) available allocated to common shareholders	$73,059	$(91,567)

Denominator:
Weighted average shares—basic
Outstanding	42,436	40,750

	42,436	40,750

Share Equivalents
Options	43	—
Restricted share units	10	—

Weighted average shares—diluted	42,489	40,750

Basic earnings (losses) per common share	$1.72	$(2.25)

Diluted earnings (losses) per common share [b]	$1.72	$(2.25)

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company's stock compensation plans that are considered participating securities related to the calculation of earnings (losses) per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings (losses) per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

24

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME (LOSS) RECONCILIATION

EARNINGS (LOSSES) PER SHARE INFORMATION—TWO CLASS METHOD

	Two-Class Method
	QUARTERS ENDED MAR. 31,
	2012	2011
Net income (loss)	$82,542	$(87,417)
Add (less) after-tax items:
Net foreign exchange gains	(16,260)	(6,851)
Net realized and unrealized investment gains	(4,967)	(4,022)
Net impairment losses recognized in earnings (losses)	219	1,647

Operating income (loss) before preferred dividends	$61,534	$(96,643)
Preferred dividends	(8,188)	(3,875)

Operating income (loss) available (attributable) to common and participating common shareholders	$53,346	$(100,518)
Less amount allocated to participating common shareholders [a]	(929)	(275)

Operating income (loss) allocated to common shareholders	$52,417	$(100,793)

Weighted average common shares outstanding
Basic	42,436	40,750
Dilutive	42,489	40,750

Basic per common share data
Net income (loss) allocated to common shareholders	$1.72	$(2.25)
Add (less) after-tax items:
Net foreign exchange gains	(0.38)	(0.16)
Net realized and unrealized investment gains	(0.11)	(0.10)
Net impairment losses recognized in earnings (losses)	0.01	0.04

Operating income (loss) allocated to common shareholders	$1.24	$(2.47)

Diluted per common share data
Net income (loss) allocated to common shareholders	$1.72	$(2.25)
Add (less) after-tax items:
Net foreign exchange gains	(0.38)	(0.16)
Net realized and unrealized investment gains	(0.12)	(0.10)
Net impairment losses recognized in earnings (losses)	0.01	0.04

Operating income (loss) allocated to common shareholders [b]	$1.23	$(2.47)

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company's stock compensation plans that are considered participating securities related to the calculation of earnings (losses) per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings (losses) per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

25

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING

	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000
Market Price per Share
$35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00	$44.00	$45.00

43,430	43,432	43,433	43,435	43,437	43,438	43,440	43,441	43,443	43,444	43,445

26

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		MAR. 31,		DEC. 31,
		2012	2011	2011
DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$40.66	$48.82	$38.25
AS-IF CONVERTED [a]	Basic common shares outstanding	42,565	39,499	42,367
	Add: unvested restricted shares and restricted share units	833	835	730
	Add: dilutive warrants outstanding	—	2,896	—
	Weighted average exercise price per share	—	$12.57	—
	Add: dilutive options outstanding	102	561	115
	Weighted average exercise price per share	$24.13	$16.01	$23.14
	Book Value [b]	$2,254,538	$2,208,264	$2,181,165
	Add: proceeds from converted warrants	—	36,403	—
	Add: proceeds from converted options	2,461	8,982	2,661

	Pro forma book value	$2,256,999	$2,253,649	$2,183,826
	Dilutive shares outstanding	43,500	43,791	43,212

	Basic book value per common share	$52.97	$55.91	$51.48
	Diluted book value per common share	$51.89	$51.46	$50.54

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$40.66	$48.82	$38.25
TREASURY STOCK METHOD	Basic common shares outstanding	42,565	39,499	42,367
	Add: unvested restricted shares and restricted share units	833	835	730
	Add: dilutive warrants outstanding	—	2,896	—
	Weighted average exercise price per share	—	$12.57	—
	Less: warrants bought back via treasury method	—	(746)	—
	Add: dilutive options outstanding	102	561	115
	Weighted average exercise price per share	$24.13	$16.01	$23.14
	Less: options bought back via treasury method	(61)	(184)	(70)

	Dilutive shares outstanding	43,439	42,861	43,142

	Basic book value per common share	$52.97	$55.91	$51.48
	Diluted book value per common share	$51.90	$51.52	$50.56

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding
[b]	Excludes the $430 million (Mar. 31, 2011—$200 million) liquidation value of the preferred shares.

27

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income (loss) is an internal performance measure used by the Company in the management of its operations. Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income (loss) determined in accordance with GAAP, the Company believes that showing operating income (loss) enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income (loss) should not be viewed as a substitute for GAAP net income (loss). Please see page 25 for a reconciliation of operating income (loss) to net income (loss).

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 27 for a reconciliation of diluted book value per common share to basic book value per common share.

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